Exhibit 99.1

Newmont Announces Conditional Special Dividend

Will pay $0.88 per share with a record date prior to completion of Goldcorp acquisition

DENVER, March 25, 2019 — Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) today announced today that its Board of Directors declared a one-time special dividend of $0.88 per share of common stock, conditional upon approval of the Goldcorp Inc. (NYSE: GG, TSX: G) (Goldcorp) transaction. The dividend will be paid to Newmont shareholders of record as of April 17, 2019 (the record date), which is prior to closing of the proposed Newmont Goldcorp combination. The special dividend is conditional upon the approval by both Newmont’s and Goldcorp’s shareholders of the resolutions to be considered at their shareholder meetings on April 11 and April 4, 2019, respectively, in connection with the proposed transaction. The special dividend will be paid, subject to satisfaction of the conditions, on May 1, 2019. Closing of the Newmont Goldcorp transaction is expected shortly after the two shareholder special meetings if shareholders of both companies approve the resolutions.

The special dividend delivers value to existing Newmont shareholders with an immediate cash payment for a portion of the synergy potential arising from the Nevada joint venture announced with Barrick Gold Corporation (NYSE:GOLD) (TSX:ABX) (Barrick) on March 11, 2019. The dividend will be paid to the holders of Newmont’s currently outstanding shares as of the record date, and not in respect of shares to be issued in connection with the proposed Newmont Goldcorp transaction.

“We are pleased to make this special dividend payable to Newmont’s current shareholders in recognition of the potential synergy value of the Nevada joint venture agreement,” said Gary Goldberg, Chief Executive Officer. “We have continued to engage with, and have listened carefully to, our shareholders, and we are pleased that several of our largest shareholders have expressed their support for the combination with Goldcorp.”

Newmont also announced today that Mexico’s Competition Commission approved the combination of Newmont and Goldcorp without conditions. This follows clearance from the Canadian Competition Bureau and the Korea Fair Trade Commission in February. Newmont and Goldcorp continue cooperating with other regulatory agencies to secure the remaining approvals that are conditions to closing.

The proposed combination with Goldcorp represents a significant value creation opportunity for Newmont’s shareholders, providing the combined company’s shareholders with an unmatched portfolio of world class operations, projects, exploration opportunities, Reserves and talent. Newmont’s Board of Directors continues to unanimously support the transaction with Goldcorp.

Immediately upon the closing of this transaction, Newmont Goldcorp will:

•                  Be accretive to Newmont’s Net Asset Value per share by 27 percent, and 34 percent accretive to the Company’s 2020 cash flow per share;(i)

•                  Begin delivering a combined $365 million in expected annual pre-tax synergies, supply chain efficiencies and Full Potential improvements representing the opportunity to create $4.4 billion in Net Present Value (pre-tax);(ii)

•                  Target 6-7 million ounces of steady-state gold production over a decades-long time horizon;(i)

•                  Have the largest gold Reserves and Resources in the gold sector, including on a per share basis;

•                  Be located in favorable mining jurisdictions and prolific gold districts on four continents;

•                  Deliver the highest dividend among senior gold producers;(iii)

•                  Offer financial flexibility and an investment-grade balance sheet to advance the most promising projects generating a targeted Internal Rate of Return (IRR) of at least 15 percent;(iv)

•                  Feature a deep bench of accomplished business leaders and high-performing technical teams and other talent with extensive mining industry experience; and

•                  Maintain industry leadership in environmental, social and governance performance.

As required by the terms of the Newmont/Goldcorp Arrangement Agreement, Newmont sought and secured Goldcorp’s consent for the payment of this special dividend.

About Newmont

Newmont is a leading gold and copper producer. The Company’s operations are primarily in the United States, Australia, Ghana, Peru and Suriname. Newmont is the only gold producer listed in the S&P 500 Index and was named the mining industry leader by the Dow Jones Sustainability World Index in 2015, 2016, 2017 and 2018. The Company is an industry leader in value creation, supported by its leading technical, environmental, social and safety performance. Newmont was founded in 1921 and has been publicly traded since 1925.

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Cautionary Statement Regarding Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this press release may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies and synergies, including, without limitation, G&A savings, supply chain efficiencies, full potential improvement, integration opportunities and other improvements and savings; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average IRR, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to stockholders, including, statements regarding Newmont’s special dividend, including its record date and payment date; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; (xiv) estimates of future closure costs and liabilities; and (xv) the possible joint venture in Nevada, including the potential synergies, value creation and benefits thereof. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; (viii) the satisfaction of conditions to the special dividend payment; and (ix) other planning assumptions. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont Common Stock due to the proposed transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this press release or made by Goldcorp outside of this press release. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this press release or made by Newmont outside of this press release. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional information about the proposed transaction and where to find it

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company filed a proxy statement relating to a special meeting of its stockholders with the SEC on March 11, 2019. Additionally, the Company filed and will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they contain and will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement was mailed to the Company’s stockholders on March 14, 2019. Stockholders of the Company are able to obtain a copy of the proxy statement, the filings with the SEC that have been and will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp are available free of charge at the SEC’s website at www.sec.gov.

Participants in the proposed transaction solicitation

The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction are set forth in the proxy statement relating to the transaction filed with the SEC on March 11, 2019, and mailed to stockholders March 14, 2019. Additional information concerning Goldcorp’ executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available.

Media Contact
Omar Jabara	303.837.5114	omar.jabara@newmont.com

Investor Contact
Jessica Largent	303.837.5484	jessica.largent@newmont.com

(i)  Caution Regarding Projections: Projections used in this release are considered “forward looking statements”. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, NAV, Net Present Value creation, synergies, expected future production, IRR, financial flexibility and balance sheet strength are preliminary in nature. There can be no assurance that the proposed transaction will close or that the forward-looking information will prove to be accurate.

(ii)  Net Present Value (NPV) creation as used in this release is a management estimate provided for illustrative purposes, and should not be considered a GAAP or non-GAAP financial measure. NPV creation represents management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the proposed transaction that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 5 percent. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected NPV creation is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected value creation.

(iii)  2019 dividends beyond Q1 2019 have not yet been approved or declared by the Board of Directors. Management’s expectations with respect to future dividends or annualized dividends are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Investors are cautioned that such statements with respect to future dividends are non-binding. The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. The Board of Directors reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on the common stock of the Company, the Board of Directors may revise or terminate the payment level at any time without prior notice. As a result, investors should not place undue reliance on such statements.

(iv)  IRR targets on projects are calculated using an assumed $1,200 gold price.